Q1 FY2025 Financial Results November 4, 2024 Nasdaq: STRT Jennifer Slater President and CEO  Dennis Bowe Vice President and Chief Financial Officer www.strattec.com

Safe Harbor Statement Safe Harbor Statement Certain statements contained in this presentation contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words or phrases such as “anticipate,” “believe,” “could,” “expect,” “intend,” “may,” “planned,” “potential,” “should,” “will,” and “would.” Such forward-looking statements are inherently subject to many uncertainties in the Company’s operations and business environment. These uncertainties include general economic conditions, in particular, relating to the automotive industry, consumer demand for the Company’s and its customers’ products, competitive and technological developments, customer purchasing actions, changes in warranty provisions and customer product recall policies, work stoppages at the Company or at the location of its key customers as a result of labor disputes, foreign currency fluctuations, uncertainties stemming from U.S. trade policies, tariffs and reactions to same from foreign countries, the volume and scope of product returns, adverse business and operational issues resulting from the continuing effects of the coronavirus (COVID-19) pandemic, matters adversely impacting the timing and availability of component parts and raw materials needed for the production of our products and the products of our customers and fluctuations in our costs of operation (including fluctuations in the cost of raw materials). Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this presentation and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances occurring after the date of this presentation. In addition, such uncertainties and other operational matters are discussed further in the Company’s quarterly and annual filings with the Securities and Exchange Commission. Use of Non-GAAP Financial Metrics and Additional Financial Information In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, STRATTEC provides Adjusted Non-GAAP information as additional information for its operating results. References to Adjusted Non-GAAP information are to non-GAAP financial measures. These measures are not required by, in accordance with, or an alternative for, GAAP and may be different from non-GAAP financial measures used by other companies. STRATTEC’s management uses these measures for reviewing the financial results of STRATTEC for budget planning purposes and for making operational and financial decisions. Management believes that providing these non-GAAP financial measures to investors, as a supplement to GAAP financial measures, help investors evaluate STRATTEC’s core operating and financial performance and business trends consistent with how management evaluates such performance and trends. Additionally, management believes these measures facilitate comparisons with the core operating and financial results and business trends of competitors and other companies. The Company has provided reconciliations of comparable GAAP to non-GAAP measures in the supplemental slides of this presentation.

STRATTEC Q1 FY2025 Highlights Strong cash generation of $11.3 million Included reduction in customer tooling balance Solid balance sheet $34.4 million in cash $13 million in JV debt (STRT 51% owner) Revenue up 2.7%, or 9.1% on adjusted net sales(1) Solid position on F-Series pickups New products and content on Aston Martin Launched content on new platform with leading EV OEM Gross margin of 13.6% vs. 13.8% Current year quarter had 190 bps of favorable FX PY quarter had 470 bps benefit of one-time pricing (1) Adjusted net sales is a non-GAAP metric. See the reconciliation of GAAP to non-GAAP in the Supplemental tables included in this presentation.

Rethinking STRATTEC Priorities for Transformation Reimagine product portfolio What do customers want What has defensible market position What delivers on profits What defines future product road map Improve operational efficiency Supply chain, inventory and operational process Optimizing operational footprint Develop team and talent Accountability and responsibility Added Chief People Officer Appointed new Chief Commercial Officer

Q1 FY25 Sales Increased 2.7% Y/Y

($ in millions; narrative compared with prior-year period unless otherwise noted)

Q1 FY25 SALES BY CUSTOMER



30%
23%
9%
15%
12%
11%
GM
Ford
Stellantis
Tier 1
Com'l & Other
Hyundai/Kia

NET SALES & ADJ. NET SALES[1]



$135.4
$8.0
$127.4
$139.1
$139.1
Q1 FY24
Q1 FY25
Adj. Net Sales
One-time Retro Pricing

Q1 FY25 SALES BY PRODUCT



25%
25%
17%
14%
10%
7%
2%
Door Handles
Power Access
Keys/Locksets
Latches
UIC
Service/Aftermarket
Other

Q1 FY25 vs. Q1 FY24

- Up $3.6 million, or 2.7%
- Net of $8.0 million one-time pricing in prior quarter, sales improved $11.6 million, or 9.1%
- Captured $2.2 million of ongoing pricing

Customer Sales Changes

- Hyundai/Kia up $6.5 million due to timing of demand for power doors
- Ford up 19% on new tailgate latch content on Ford F-Series pickups
- Stellantis down $14.5 million: inventory destocking and lower production volumes

Product Sales Changes

- Growth in core products of door handles and power access
- Continued decline in keys & locksets

STRATTEC™

[1] Adjusted Net Sales is a non-GAAP metric. Refer to the reconciliation of GAAP to non-GAAP metrics in the supplemental tables of this presentation.

5

9.1% 13.6% Q1 FY25 Gross Profit FX benefit of $2.7 million in Q1 2025 190 basis point benefit Also benefiting gross profit: Favorable sales mix $2.2 million of ongoing price increases $1.3 million reduction in material costs Offsets included higher: $1.4 million in Mexico manufacturing costs $0.7 million incentive compensation $0.4 million in expedited freight costs ($ in millions; narrative compared with prior-year period unless otherwise noted) Q1 FY25 Gross Profit & Adj. Gross Profit(1) Adj. Gross Profit (Qtr.) (1) Adj. Gross Margin (1) 13.6% vs 9.1% in Q1 2024 450 basis point expansion Adjusts for $7.1 million one-time retroactive pricing benefit in PY period Gross Profit (Qtr.) (1) Adjusted Gross Profit and Adjusted Gross Margin are non-GAAP metrics. Refer to the reconciliation of GAAP to non-GAAP metrics in the supplemental tables of this presentation. 13.8% 13.6%

($ in millions; narrative compared with prior-year period unless otherwise noted) (1) Engineering, selling and administrative expenses Q1 FY25 compared with Q1 FY24 Up $1.3 million to 10% of sales driven by: $0.8 million short-term incentive plan (PY period had no accrual for short-term incentive plan) $0.6 million executive transition costs ES&A expenses are primarily fixed but can vary based on: Expected investments in operational improvements Temporary costs of professional services to drive the transformation Reduction in costs from streamlining and simplifying the business 9.3% 10.0% 8.9% 9.1% ES&A(1) And as a % of Sales Engineering, Selling & Administrative Expense

($ in millions except earnings per share data; narrative compared with prior-year period unless otherwise noted) $1.05 $0.92 Diluted Earnings per Share Q1 FY25 Net Income(1) Down $0.5 million $0.5 million of investment and other income, net, partially offset the $1.0 million decline in operating income Q1 FY25 Adj. Net Income(2) Up $4.3 million, with adj. EPS increasing to $0.92 Excludes $8.0 million one-time retroactive pricing benefit in Q1 2024 Excludes $0.9 million in retroactive pricing to suppliers $1.0 million adjustment for non-controlling interest impact of retroactive pricing Net Income (Qtr.) Adj. Net Income (Qtr) (2) Q1 FY25 Net Income (1) and Adj. Net Income(2) $(0.14) $0.92 Adjusted Diluted Earnings per Share (1) Net Income Attributable to STRATTEC (2) Adjusted Net Income and Adjusted Diluted Earnings per Share are non-GAAP metrics. Refer to the reconciliation of GAAP to non-GAAP metrics in the supplemental tables of this presentation.

$15.2 million increase in operating cash flow Improved operating performance Lower net working capital Financial flexibility $34.4 million in cash $40 million revolver with no borrowings $13 million on JV (ADAC-STRATTEC) revolver (at ~8.5% in 2024) FY 2025 CapEx expectations ~$15 million Supports new product programs, productivity enhancements and general equipment maintenance Capitalization September 29, 2024 June 30, 2024 Cash and cash equivalents $ 34.4 $  25.4 Total debt 13.0 13.0 Stockholders’ equity 227.1 225.6 Total capitalization $ 240.1 $ 238.6 Debt / total capitalization 5.4% 5.4% Twelve Months Ended September 29, 2024 October 1, 2023 Net cash provided by operating activities $ 11.3 $ (3.9) CapEx (2.1) (2.9) Free cash flow (FCF)* $ 9.3 $ (6.8) ($ in millions; narrative compared with prior-year period unless otherwise noted) *Free cash flow is a non-GAAP metric defined as cash flow from operations less capital expenditures (CapEx) Strong Cash Generation

Q1 FY2025 Financial Results Supplemental Slides www.strattec.com Nasdaq: STRT

Reconciliations of Net Sales, Gross Profit and Gross Margin to non-GAAP Reconciliation of Net Sales to Adjusted Net Sales ($ in thousands) Three Months Ended 9/29/2024 10/1/2023 Net sales (GAAP) $ 139,052 $ 135,406 One-time retroactive pricing from customers - (8,000) Adjusted net sales $ 139,052 $ 127,406 Reconciliation of Gross Profit to Adjusted Gross Profit ($ in thousands) Three Months Ended 9/29/2024 10/1/2023 Gross profit (GAAP) $ 18,921 $ 18,720 One-time retroactive pricing from customers - (8,000) One-time retroactive pricing to suppliers - 900 Adjusted gross profit $ 18,921 $ 11,620 Reconciliation of Gross Margin to Adjusted Gross Margin Three Months Ended 9/29/2024 10/1/2023 Gross margin (GAAP) 13.6% 13.8% One-time retroactive pricing from customers (5.4) One-time retroactive pricing to suppliers - 0.7 Adjusted gross margin 13.6% 9.1% NON-GAAP FINANCIAL MEASURES The following information provides definitions and reconciliations of the non-GAAP financial measures presented in this earnings release to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles (GAAP). The Company has provided this non-GAAP financial information, which is not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in this earnings release that are calculated and presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for or alternative to, and should be considered in conjunction with, the GAAP financial measures presented in this earnings release. Adjusted net sales, adjusted gross profit, adjusted gross margin, adjusted net income attributable to STRATTEC and adjusted diluted earnings per shares are not measures determined in accordance with GAAP and may not be comparable with net sales, adjusted gross profit, adjusted gross margin, adjusted net income and adjusted diluted earnings per share as used by other companies. Nevertheless, STRATTEC believes that providing these non-GAAP financial measures are important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter’s financial results to the historical periods' financial results.

Adjusted Net Income Reconciliation Reconciliation of Net Income Attributable to STRATTEC to Adjusted Net Income Attributable to STRATTEC ($ in thousands) Three Months Ended 9/29/2024 10/1/2023 Net income attributable to STRATTEC SECURITY CORPORATION (GAAP) $ 3,703 $ 4,165 One-time retroactive pricing from customers - (8,000) One-time retroactive pricing to suppliers - 900 Non-controlling interest impact of retroactive pricing - 1,014 Tax impact of retroactive pricing (1) - 1,364 Adjusted net income attributable to STRATTEC SECURITY CORPORATION $ 3,703 $ (557) Reconciliation of Diluted Earnings Per Share to Adjusted Earnings Per Share   Three Months Ended 9/29/2024 10/1/2023 Diluted earnings per share (GAAP) $ 0.92 $ 1.05 One-time retroactive pricing from customers - (2.01) One-time retroactive pricing to suppliers - 0.23 Non-controlling interest impact of retroactive pricing - 0.26 Tax impact of retroactive pricing (1) - 0.34 Adjusted diluted earnings per share $ 0.92 $ (0.14) (1) The tax impact is calculated using the statutory tax rate for the impacted jurisdiction NON-GAAP FINANCIAL MEASURES The following information provides definitions and reconciliations of the non-GAAP financial measures presented in this earnings release to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles (GAAP). The Company has provided this non-GAAP financial information, which is not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in this earnings release that are calculated and presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for or alternative to, and should be considered in conjunction with, the GAAP financial measures presented in this earnings release. Adjusted net sales, adjusted gross profit, adjusted gross margin, adjusted net income attributable to STRATTEC and adjusted diluted earnings per shares are not measures determined in accordance with GAAP and may not be comparable with net sales, adjusted gross profit, adjusted gross margin, adjusted net income and adjusted diluted earnings per share as used by other companies. Nevertheless, STRATTEC believes that providing these non-GAAP financial measures are important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter’s financial results to the historical periods' financial results.

Impact of Retroactive Pricing in Fiscal Year 2024 One-time Pricing Impact to: Q1 FY2024   Q2 FY2024   Q3 FY2024   Q4 FY2024   FY 2024 Net Sales $ 8,000 $ 1,600 NM(1) NM $ 9,700 Cost of Goods Sold(2) (900)   (910)   -   -   (1,700) Gross Profit $ 7,100 $ 690 NM NM $ 8,000 Gross Margin Contribution 4.7%   2.4%   NM   NM   1.3% (1) Not meaningful               (2)After factoring in impact of supplier one-time price increases             ($ in thousands)

Q1 FY2025 Financial Results November 4, 2024 www.strattec.com Nasdaq: STRT Investor Relations Contact: Deborah K. Pawlowski, Alliance Advisors IR 716-843-3908 dpawlowski@Allianceadvisors.com